                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report:     16-Nov-00

                         CIT Equipment Collateral 2000-2

     A New York                Commission File         I.R.S. Employer
     Corporation               No. 0001125705          No. 527109880


                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

   ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-2
                            MONTHLY SERVICING REPORT

                                               DETERMINATION DATE:      11/16/00
                                               COLLECTION PERIOD:       10/31/00
                                               PAYMENT DATE:            11/20/00

I. AVAILABLE FUNDS

  A.  AVAILABLE PLEDGED REVENUES

     a. Scheduled Payments Received                                                                        $ 37,526,367.13
     b. Liquidation Proceeds Allocated to Owner Trust                                                                 0.00
     c. Required Payoff Amounts of Prepaid Contracts                                                          3,806,099.79
     d. Required Payoff Amounts of Purchased Contracts                                                                0.00
     e. Proceeds of Clean-up Call                                                                                     0.00
     f. Investment Earnings on Collection Account and Note Distribution Account                                       0.00
                                                                                                           ---------------

                                                                   TOTAL AVAILABLE PLEDGED REVENUES =      $ 41,332,466.92


  B. DETERMINATION OF AVAILABLE FUNDS

     a. Total Available Pledged Revenues                                                                   $ 41,332,466.92
     b. Servicer Advances                                                                                     4,556,728.86
     c. Recoveries of  prior Servicer Advances                                                               (7,180,286.02)
     d. Withdrawal from Cash Collateral Account                                                                       0.00
                                                                                                           ---------------

                                                                   TOTAL AVAILABLE FUNDS =                 $ 38,708,909.76


II. DISTRIBUTION AMOUNTS

  A.  COLLECTION ACCOUNT DISTRIBUTIONS

    1.  Servicing Fee                                                                                  632,264.02

    2.  Class A-1 Note Interest Distribution                                   894,119.87
        Class A-1 Note Principal Distribution                               30,286,845.56
                           Aggregate Class A-1 distribution                                         31,180,965.43

    3.  Class A-2 Note Interest Distribution                                 2,020,300.00
        Class A-2 Note Principal Distribution                                        0.00
                           Aggregate Class A-2 distribution                                          2,020,300.00

    4.  Class A-3 Note Interest Distribution                                 1,744,200.00
        Class A-3 Note Principal Distribution                                        0.00
                           Aggregate Class A-3 distribution                                          1,744,200.00

    5.  Class A-4 Note Interest Distribution                                   765,474.32
        Class A-4 Note Principal Distribution                                        0.00
                           Aggregate Class A-4 distribution                                            765,474.32

    6.  Class B Note Interest Distribution                                      87,884.70
        Class B Note Principal Distribution                                    483,300.73
                           Aggregate Class B distribution                                              571,185.43

    7.  Class C Note Interest Distribution                                     118,697.03
        Class C Note Principal Distribution                                    644,400.97
                           Aggregate Class C distribution                                              763,098.00

    8.  Class D Note Interest Distribution                                     158,487.51
        Class D Note Principal Distribution                                    805,501.21
                           Aggregate Class D distribution                                              963,988.72

    9.  Deposit to the Cash Collateral Account                                                               0.00

    10. Amounts in accordance with the CCA Loan Agreement                                               67,433.84

    11. To the holder of the equity certificate                                                              0.00


                                          COLLECTION ACCOUNT DISTRIBUTIONS =                        38,708,909.76
                                                                                                  ===============



  B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

    1.    Payment due on the Senior Loan                                                             2,247,683.78

    2.    Payment due on the Holdback                                                                  264,750.41

    3.    Payment to the Depositor                                                                           0.00
                                                                                                  ---------------

                                          CASH COLLATERAL ACCOUNT DISTRIBUTIONS =                    2,512,434.19
                                                                                                  ===============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


  ----------------------------------------------------------------------------------------------
          DISTRIBUTION             CLASS A-1         CLASS A-2      CLASS A-3     CLASS A-4
             AMOUNTS                NOTES              NOTES          NOTES         NOTES
  ----------------------------------------------------------------------------------------------
 1.       Interest Due               894,119.87    2,020,300.00    1,744,200.00     765,474.32
 2       Interest Paid               894,119.87    2,020,300.00    1,744,200.00     765,474.32
 3      Interest Shortfall                 0.00            0.00            0.00           0.00
         ((1) minus (2))
 4       Principal Paid           30,286,845.56            0.00            0.00           0.00

 5 Total Distribution Amount      31,180,965.43    2,020,300.00    1,744,200.00     765,474.32
        ((2) plus (4))


  -----------------------------------------------------------------------------------------------
          DISTRIBUTION             CLASS B           CLASS C        CLASS D         TOTAL OFFERED
             AMOUNTS                NOTES             NOTES          NOTES             NOTES
  -----------------------------------------------------------------------------------------------

 1.        Interest Due           87,884.70        118,697.03     158,487.51        5,789,163.43
 2        Interest Paid           87,884.70        118,697.03     158,487.51        5,789,163.43
 3       Interest Shortfall            0.00              0.00           0.00                0.00
         ((1) minus (2))
 4       Principal Paid          483,300.73        644,400.97     805,501.21       32,220,048.47

 5 Total Distribution Amount     571,185.43        763,098.00     963,988.72       38,009,211.90
        ((2) plus (4))



IV. INFORMATION REGARDING THE SECURITIES

    A.   SUMMARY OF BALANCE INFORMATION


---------------------------------------------------------------------------------------------------------------------

                        APPLICABLE        PRINCIPAL BALANCE       CLASS FACTOR    PRINCIPAL BALANCE     CLASS FACTOR
    CLASS                 COUPON                NOV-00               NOV-00             OCT-00             OCT-00
                           RATE              PAYMENT DATE         PAYMENT DATE       PAYMENT DATE       PAYMENT DATE

---------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes         6.6400%           126,088,569.36        0.63044          156,375,414.92        0.78188
b. Class A-2 Notes         6.8100%           356,000,000.00        1.00000          356,000,000.00        1.00000
c. Class A-3 Notes         6.8400%           306,000,000.00        1.00000          306,000,000.00        1.00000
d. Class A-4 Notes         6.9300%           132,549,665.00        1.00000          132,549,665.00        1.00000
e.  Class B Notes          6.9500%            14,691,035.65        0.92568           15,174,336.38        0.95614
f.  Class C Notes          7.0400%            19,588,047.54        0.92568           20,232,448.51        0.95614
g.  Class D Notes          7.5200%            24,485,059.42        0.92568           25,290,560.64        0.95614

h.        TOTAL OFFERED NOTES                979,402,376.97                       1,011,622,425.44


    B. OTHER INFORMATION


   --------------------------------------------------------------------------------

                               SCHEDULED                            SCHEDULED
                           PRINCIPAL BALANCE                    PRINCIPAL BALANCE
       CLASS                    NOV-00                                OCT-00
                              PAYMENT DATE                          PAYMENT DATE

   --------------------------------------------------------------------------------

   Class A-1 Notes           137,771,595.00                       166,872,402.00




   -----------------------------------------------------------------------------------------------------------------

                                               TARGET                CLASS           TARGET              CLASS
                              CLASS        PRINCIPAL AMOUNT           FLOOR      PRINCIPAL AMOUNT         FLOOR
        CLASS               PERCENTAGE         NOV-00               NOV-00           OCT-00              OCT-00
                                            PAYMENT DATE         PAYMENT DATE     PAYMENT DATE        PAYMENT DATE

   -----------------------------------------------------------------------------------------------------------------

         Class A              94.00%       920,638,234.36                     950,925,079.92
         Class B               1.50%        14,691,035.65             0.00     15,174,336.38               0.00
         Class C               2.00%        19,588,047.54             0.00     20,232,448.51               0.00
         Class D               2.50%        24,485,059.42             0.00     25,290,560.64               0.00



V. PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT

        1.    Principal Balance of Notes and Equity Certificates                   1,011,622,425.44
              (End of Prior Collection Period)
        2.    Contract Pool Principal Balance (End of Collection Period)             979,402,376.97
                                                                                   ----------------

                                                  Total monthly principal amount      32,220,048.47




VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS



                                        ----------------------------------------------------------------------------
                                             ORIGINAL                     NOV-00                    OCT-00
                                               POOL                    PAYMENT DATE              PAYMENT DATE
                                        ----------------------------------------------------------------------------
  1. a.  Contract Pool Balance               1,058,031,559.00               979,402,376.97           1,011,622,425.44
     b.  No of Contracts                               68,399                       67,990                     68,188

  2. Weighted Average Remaining Term                    41.00                         40.0                       40.8

  3. Weighted Average Original Term                      45.4


  B. DELINQUENCY INFORMATION


                      ------------------------------------------------------------------------------------------
                          % OF                     % OF AGGREGATE
                                                   REQUIRED PAYOFF           NO. OF          AGGREGATE REQUIRED
                        CONTRACTS                      AMOUNT               ACCOUNTS          PAYOFF AMOUNTS
                      ------------------------------------------------------------------------------------------

    1. Current                     92.65%                   93.36%           62,996             924,573,390.48
       31-60 days                   4.73%                    4.48%            3,216              44,340,439.28
       61-90 days                   1.76%                    1.48%            1,200              14,652,678.26
       91-120 days                  0.84%                    0.68%              568               6,689,272.79
       120+ days                    0.01%                    0.01%               10                  68,429.29

              Total Delinquency    100.0%                   100.0%           67,990             990,324,210.10


    2. Delinquent Scheduled Payments:

       Beginning of Collection Period                                    13,545,390.29
       End of Collection Period                                          10,921,833.13
                                                                         -------------

                Change in Delinquent Scheduled Payments                  (2,623,557.16)




  C. DEFAULTED CONTRACT INFORMATION

    1. Required Payoff Amount on Defaulted Contracts                        382,984.65
    2. Liquidation Proceeds received                                              0.00
                                                                         -------------
    3. Current Liquidation Loss Amount                                      382,984.65

    4. Cumulative Liquidation Losses to date                                382,984.65

                          % of Initial Contracts                                 0.038%
              % of Initial Contract Pool Balance                                 0.036%




VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

  A. CASH COLLATERAL ACCOUNT


    1. Opening Cash Collateral Account                                                           65,755,458.00

    2. Deposit from the Collection Account                                                                0.00

    3. Withdrawls from the Cash Collateral Account                                                        0.00

    4. Available amount                                                                          65,755,458.00

    5. Required Cash Collateral Account Amount                                                   63,661,155.00

    6. Cash Collateral Account Surplus/ (Shortfall)                                                       0.00

    7  Release of Cash Collateral Surplus                                                         2,094,303.00

    8  Ending Cash Collateral Account                                                            63,661,155.00


  B. CASH COLLATERAL ACCOUNT LOANS


  1. Available Funds
     a.  Excess Spread from Collection Account                                  67,433.84
     b.  Investment Earnings                                                   350,697.35

     Total Available Funds                                                     418,131.19

  2. Distribution of Available Funds

     a.  Senior Loan Interest                                                  153,380.78
     b.  Senior Loan Principal                                                       0.00
     c.  Holdback Amount Interest                                              264,750.41
     d.  Holdback Amount Principal                                                   0.00
     e.  Remainder to the Depositor                                                  0.00

  3. Distribution of CCA Surplus:
     a.  Senior Loan Principal                                               2,094,303.00
     b.  Holdback Amount Principal                                                   0.00
                                          Total Distribution of Surplus      2,094,303.00

  4. Summary of Balance and Rate Information
     Applicable Rates for the Interest Period:
     a.  Libor Rate for the Interest Period                      6.6200%
     b.  Senior Loan Interest Rate                               9.6200%
     c.  Holdback Amount Interest Rate                          11.8700%



           ---------------------------------------------------------------------

                                          NOV-00                   OCT-00
                         ITEM           PAYMENT DATE             PAYMENT DATE

           ---------------------------------------------------------------------

               a.  Senior Loan         13,404,656.00             15,498,959.00
               b.  Holdback Amount     50,256,499.00             50,256,499.00


VIII. MISCELLANEOUS INFORMATION

  A. SERVICER ADVANCE BALANCE


   1.    Opening Servicer Advance Balance                                     13,545,390.29
   2.    Current Period Servicer Advance                                       4,556,728.86
   3.    Recoveries of prior Servicer Advances                                -7,180,286.02
                                                                           ----------------
   4.    Ending Servicer Advance Balance                                      10,921,833.13



  D.  OTHER RELATED INFORMATION



   1.    Discount Rate                                                              7.6240%

   2.    Life to Date Prepayment (CPR)                                                 9.5%

   3.    Life to Date Substitutions:

         a.  Prepayments                                        0.00

         b.  Defaults                                           0.00


                                  Servicer's Certificate

     The undersigned, on behalf of Capita Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), among
 CIT Equipment Collateral 2000-2, NTC Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement,
     I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 10/20/00

   This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and
                           Servicing Agreement.



                                    CAPITA CORPORATION



                                        Glenn Votek
                                        -----------
                                        Glenn Votek
                          Executive Vice President, and Treasurer